Exhibit 10.103

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is dated as of June 30, 2015 by and among KOPPERS INC., a Pennsylvania corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, this Amendment amends that certain Credit Agreement dated as of August 15, 2014, as amended by First Amendment to Credit Agreement and Consent and Waiver (the “First Amendment”) dated as of December 17, 2014 (as amended by the First Amendment, the “Credit Agreement”).

WHEREAS, Borrower has requested that the Lenders modify the definition of Fixed Charges in the Credit Agreement, and the Administrative Agent and the Lenders have agreed to such modifications as described in this Amendment. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendment to the Credit Agreement. Section 1.1 [Defined Terms] of the Credit Agreement is hereby amended to amend and restate the following defined term in its entirety:

Fixed Charges shall mean for any period of determination the sum of interest expense, contractual principal installments on Indebtedness, and contractual principal payments on capitalized leases, in each case of Holdings and its Subsidiaries for such period determined and consolidated in accordance with GAAP; provided that, notwithstanding the foregoing, (i) payments made by the Borrower to redeem the 2009 Senior Notes as permitted under Section 8.2.5 [Restricted Payments] shall be excluded from the calculation of Fixed Charges and (ii) in the event that Holdings pays any dividends or distributions after June 30, 2015, then all dividends or distributions made by Holdings during any period of determination shall be included in the calculation of Fixed Charges.

3. Conditions Precedent. The Borrower, the Guarantors and the Lenders acknowledge that this Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:

(a) The Borrower, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed, and delivered to the Administrative Agent, this Amendment;

(b) Since December 31, 2014, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(c) No default or event of default shall have occurred or will occur under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor as a result of and after giving effect to the transactions contemplated by this Amendment;

(d) The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Amendment;

(e) The Borrower shall have paid to the Administrative Agent and PNC Capital Markets LLC all fees required to be paid in connection with this Amendment, and the Borrower shall have reimbursed the Administrative Agent all fees and expenses, including without limitation, attorneys’ fees, for which the Administrative Agent is entitled to be reimbursed; and

(f) All legal details and proceedings in connection with the transactions contemplated by this Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.

4. Representations, Warranties and Covenants. The Borrower and each Guarantor covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the Borrower’s and Guarantors’ obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral (other than the Released Assets (as defined in the First Amendment)), pursuant to the terms of the Credit Agreement and the other Loan Documents;

(b) the Borrower and each of the Guarantors possesses all of the powers requisite for it to enter into and carry out the transactions of the Borrower and each Guarantor referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by the Borrower or such Guarantor; any and all actions required or necessary pursuant to the Borrower’s or such Guarantor’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment; the officers of the Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which the Borrower or such Guarantor is a party or by which the Borrower or such Guarantor or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower and such Guarantor and are full force and effect;

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(c) this Amendment, the Credit Agreement, and the other Loan Documents constitute the valid and legally binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(d) except as specifically modified by this Amendment, all representations and warranties made by the Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and the Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;

(e) this Amendment is not a substitution, novation, discharge or release of the Borrower’s or any Guarantor’s obligations under the Credit Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect;

(f) no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Borrower’s or any Guarantor’s obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and

(g) the Borrower and each Guarantor hereby ratifies and confirms in full its duties and obligations under the Credit Agreement, the Guaranty Agreement, and the other Loan Documents applicable to it, each as modified hereby.

5. Incorporation into Credit Agreement and other Loan Documents. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby. The term “Loan Documents” as defined in the Credit Agreement shall include this Amendment.

6. Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

7. Successors and Assigns. This Amendment shall apply to and be binding upon the Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that neither the Borrower nor any Guarantor may assign, transfer or delegate its duties and

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obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders.

8. Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

9. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

10. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

11. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:

KOPPERS INC.

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

GUARANTORS:

KOPPERS HOLDINGS INC.
KOPPERS DELAWARE, INC.
KOPPERS ASIA LLC
KOPPERS CONCRETE PRODUCTS, INC.
CONCRETE PARTNERS, INC.

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Vice President

KOPPERS VENTURES LLC

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer and Assistant Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS PERFORMANCE CHEMICALS, INC.,
a New York corporation

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS RAILROAD STRUCTURES INC., a Delaware corporation

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS-NEVADA LIMITED-LIABILITY COMPANY, a Nevada limited liability company
KOPPERS NZ LLC, a New York limited liability company
WOOD PROTECTION MANAGEMENT LLC, a Nevada limited liability company

By:	/s/ Steven R. Lacy
Name:	Steven R. Lacy
Title:	Manager

WOOD PROTECTION LP, a Texas limited partnership
By:	WOOD PROTECTION MANAGEMENT LLC,
as General Partner

	By:	/s/ Steven R. Lacy
	Name:	Steven R. Lacy
	Title:	Manager

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as Co-Syndication Agent

By:	/s/ J. Barrett Donovan
Name:	J. Barrett Donovan
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as a Lender and as Co-Syndication Agent

By:	/s/ Joseph E. Flynn
Name:	Joseph E. Flynn
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA,
as a Lender and as Co-Syndication Agent

By:	/s/ Sean McWhinnie
Name:	Sean McWhinnie
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK,
as a Lender and as Co-Documentation Agent

By:	/s/ Michael S. Barrett
Name:	Michael S. Barrett
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Daniel Hunter
Name:	Daniel Hunter
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Mustafa Khan
Name:	Mustafa Khan
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Thomas Hasenauer
Name:	Thomas Hasenauer
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

FIRST NIAGARA BANK, N. A.,
as a Lender

By:	/s/ Brad Johnston
Name:	Brad Johnston
Title:	AVP RM

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Dennis F. Lennon
Name:	Dennis F. Lennon
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Chris Kohler
Name:	Chris Kohler
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK,
as a Lender

By:	/s/ Joseph P. Hynds
Name:	Joseph P. Hynds
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

TRISTATE CAPITAL BANK,
as a Lender

By:	/s/ Michael Morris
Name:	Michael Morris
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

SOMERSET TRUST COMPANY,
as a Lender

By:	/s/ Parke Kreinbrook
Name:	Parke Kreinbrook
Title:	Loan Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

CNB BANK,
as a Lender

By:	/s/ Joseph E. Dell, Jr.
Name:	Joseph E. Dell, Jr.
Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

WASHINGTON FINANCIAL BANK,
as a Lender

By:	/s/ Anthony M. Cardone
Name:	Anthony M. Cardone
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

ZAIS CLO 1, LIMITED,
as a Lender

By:	ZAIS Leveraged Loan Manager, LLC, its collateral manager

	By:	ZAIS Group, LLC, its sole member

	By:	/s/ Vincent M. Ingato
	Name:	Vincent M. Ingato
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

ZAIS CLO 2, LIMITED,
as a Lender

By:	ZAIS Leveraged Loan Manager 2, LLC, its collateral manager

	By:	ZAIS Group, LLC, its sole member

	By:	/s/ Vincent M. Ingato
	Name:	Vincent M. Ingato
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

ZAIS CLO 3, LIMITED,
as a Lender

By:	ZAIS Leveraged Loan Manager 3, LLC, its collateral manager

	By:	ZAIS Group, LLC, its sole member

	By:	/s/ Vincent M. Ingato
	Name:	Vincent M. Ingato
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

HENDERSON HIGH YIELD OPPORTUNITIES FUND,
as a Lender

Henderson Global Investors for and on behalf of Henderson High Yield Opportunities Fund

By:	/s/ Todd Nocella
Name:	Todd Nocella
Title:	Authorized Signatory